SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                       September 21, 2000
                         Date of Report
               (Date of Earliest Event Reported)

                     Alpine Air Express, Inc.
     (Exact Name of Registrant as Specified in its Charter)

       Delaware                    000-27011                 33-0619518
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                       3450 West Jense Parkway
                          Provo, Utah 84601
               (Address of Principal Executive Offices)

                            801-373-1508
                   Registrant's Telephone Number

                         24351 Pasto Road, #B
                    Dana Point, California 92629
                       ----------------------
        (Former Name and Address of Principal Executive Offices)


Item 2.   Acquisition or Disposition of Assets.

         On August 14, 2000, Alpine Air Express, Inc. (the "Company") entered into an agreement that was closed on September 21, 2000, to sell certain business assets to Keystone Aviation, LLC, of Salt Lake City, Utah, doing business as "Million Air" (the "Million Air Agreement"). Part of the assets sold included the leasehold interest for certain property and buildings leased by the Company at the Provo, Utah, Airport, and certain improvements and other personal property held by the Company. The sales price for these assets was approximately $620,000 including $285,000 in cash received at closing and the balance in leaseback and fuel credits to be applied over the next two years.
A copy of the Million Air Agreement is attached hereto and was attached to the Company's 10-QSB Quarterly Report for the quarter ended July 31, 2000, and is incorporated herein by reference. See Item 7.

          In connection with the closing of the Million Air Agreement and to facilitate the intended tax free exchange, the Company entered into an agreement for the assignment of the Million Air Agreement (the "Madison Assignment") to Madison Escrow, Inc., a Montana corporation ("Madison"), whereby Madison acquired a portion of the assets conveyed by the Company to Million Air and agreed to convey by direct transfer certain of the assets under the Million Air Agreement that Million Air wanted to wanted to acquire. The Madison Assignment was made with the consent of Million Air. Copies of the Madison Assignment and related deed are attached hereto and incorporated herein by reference. See Item 7.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None.

          (b)  Pro Forma Financial Information.

               If required, a proforma balance sheet taking into account the Agreement, will be filed with the Securities and Exchange Commission on or before December 19, 2000.

          Exhibits.

10           Million Air Agreement for Sale of Business Assets*
                  Exhibit A-Alpine Assets*
                  Exhibit B-CLB Corporation Aircraft
                  Exhibit C-Alpine Leased Property
                  Exhibit D-Million Air Leased Property
10.1         Madison Assignment of Agreement for Sale of Business Assets
                  Exhibit A-Alpine Assets*
                  Exhibit B-Million Air Agreement*
10.2         Relinquished Property Direct Deeding Instructions
                  Exhibit A-Alpine Assets*

             * Exhibit A is the same to all Exhibits; Exhibit 10.
               Exhibit B to Exhibit 10.1 are the same Agreement, a copy of which was attached to the Company's 10-QSB Quarterly Report for the quarter ended July 31, 2000, and which is incorporated herein.


                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALPINE AIR EXPRESS, INC.

Date:                         By: /s/ Eugene R. Mallette
     ---------------             -------------------------------------
                                 Eugene R. Mallette
                                 CEO and Director


Date:                         By: /s/ Bill Distenfano
     ---------------             --------------------------------------
                                 Bill Distenfano
                                 President and Director


Date:                         By: /s/ Max A. Hansen
     ----------------            --------------------------------------
                                 Max A. Hansen
                                 Secretary/Treasurer and Director